EXHIBIT 10.5


                            STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 20th day of April 2006, by and between Edgetech International, Inc. (formerly Dairene International), a Nevada corporation (the "Company") and Silverman & Minahan Group LLC, a Florida limited liability company (the "Buyer").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell to the Buyer and the Buyer desires to purchase from the Company $3,000,000.00 of the Company's authorized but unissued common stock (the "Shares") in accordance with the timetable set forth on Schedule "A", which is attached hereto and made a part hereof ("Schedule 'A'"), upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

         1. Sale and Transfer of the Shares. At each Closing (as hereinafter defined) and subject to the terms and conditions of this Agreement, the Company shall sell, convey and deliver to the Buyer, and the Buyer shall purchase and accept from the Company, the Shares for the purchase price set forth in Schedule "A".

         2. Purchase Price. The purchase price for each Share purchased by the Buyer shall be in accordance with Schedule "A" and shall be paid to the Company, at each Closing (as hereinafter defined).

         3. Closing. The purchase of the Shares shall be in accordance with Schedule "A" and each purchase of Shares in accordance therewith shall be a "Closing". Each Closing shall take place on the date set forth on Schedule "A" , unless extended by mutual consent of the parties hereto. At each Closing, the Company shall deliver to the Buyer one or more stock certificates representing the Shares to be purchased hereunder and the Buyer shall deliver a check in U.S. funds for the number of Shares purchased or, alternatively, wire transfer the purchase price pursuant to the wire transfer instructions provided by the Company to the Buyer for such purpose.

         4. Representation and Warranties of the Seller. The Company represents and warrants to the Buyer that:

           (a) Authority. The Company has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except as may be limited by equitable principles. The execution, delivery and performance of this Agreement by the Company does not and will not violate any applicable provision of any law, regulation or order, or conflict with or result in the breach of, or constitute a default under, any material agreement or instrument to which the Company is a party or by which the Company may be bound or affected.

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           (b) Demand Registration Rights. Provided the Buyer fully and timely complies with all of the terms and conditions of this Agreement, the Buyer (and only the Buyer and not any of the Buyer's transferees or assignees, if any) shall be entitled to a one time demand registration right with respect to all (but not less than all) of the Shares. All costs and expenses relating to such registration statement, for which the Company shall use its best efforts to cause such registration statement to be prepared and become effective with the U.S. Securities and Exchange Commission ("SEC"), shall be borne by the Company, except that: (1) the Company shall not be responsible for the costs and expenses of the Seller's counsel or other professional advisors, if any, in connection therewith; and (2) the Company shall only be responsible for the costs and expenses, if any, of registering the Shares for resale in the State of Florida (for which the Company shall use its best efforts to cause such registration statement to become effective, if such registration is in fact required in such State in order for the Buyer to sell the Shares without restriction). After such registration statement may be declared effective by the SEC, the Company shall only be obligated to use its best efforts to keep such registration statement and related prospectus effective for the lesser of nine months from the effective date of such registration statement or until such time as all of the Shares have been beneficially owned and held by the Buyer for one year from their respective date of purchase. Notwithstanding the foregoing, the Company shall not be required to undertake such registration statement with the SEC and the State of Florida if any of the Shares have been beneficially owned and held by the Buyer for one or more years. Further, and not by way of limitation of any of the foregoing, the Company may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective: (1) if the Company determines in good faith that such registration (a) might interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised by the Company, or (b) involves initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders; or (2) the demand for registration is made at any time within 60 days prior to the Company's fiscal year end or within 90 days following the Company's fiscal year end. Any such one time demand registration right shall be made by the Buyer, if at all, in writing addressed to the Company at its address set forth in the notice provisions herein, attention: President. If, after a registration statement becomes effective, the Company advises the Buyer that the Company considers it appropriate for the registration statement to be amended, the Buyer shall suspend any further sales of the Shares until the Company advises the Buyer that the registration statement has been amended. In connection with any such registration statement, the Buyer agrees to provide the Company and any underwriter of the Shares with standard indemnification relating to any information provided by the Buyer to the Company and such underwriter, if any, for use in the registration statement.

         5. Representation and Warranties of the Buyer. The Buyer represents and warrants to the Company that:

           (a) Authority. The Buyer has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding

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obligation of the Buyer enforceable in accordance with its terms except as may be limited by equitable principles. The execution, delivery and performance of this Agreement by the Buyer does not and will not violate any provision of any law, regulation or order, or result in the breach of, or constitute a default under, any material agreement or instrument to which the Buyer is a party or by which the Buyer may be bound or affected.

           (b) The Buyer's purchase of the Shares hereunder has not been solicited by means of general solicitation or by advertisement.

           (c) The Buyer has sufficient liquid assets to sustain a loss of the Buyer's entire investment.

           (d) The Buyer is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

           (e) The Buyer has such knowledge and experience in financial, investment and business matters that he/it is capable of evaluating the merits and risks of the prospective investment in the Shares of the Company being purchased from the Company on the terms and conditions as set forth herein which the Buyer has read and fully understands. In connection with his/its review, the Buyer has consulted with such independent legal counsel or other advisers considered appropriate to assist the undersigned in evaluating his/its proposed investment in the Company. In particular, and not in limitation of the foregoing, the Buyer has taken full cognizance of and understands:

             (i) that the Shares are speculative investments which involve a high degree of risk of loss of the Buyer's entire investment in the Company;

             (ii) that there are substantial restrictions on the transferability of the Shares, that the Shares are not registered under the Act and are considered "restricted securities" as that term is defined in Rule 144 promulgated under the Act. There is no developed public market for the Shares and there is no assurance that a developed and/or sustainable public market will ever occur; accordingly, the Buyer may have to hold the Shares indefinitely and it may not be possible for an the Buyer liquidate an investment in the Company, and there is high degree of risk of loss of an investor's entire investment in the Company;

           (f) The Buyer (i) has adequate means of providing for his/its current financial needs and possible personal contingencies, and has no need for liquidity of his/its investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the purchase; (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive; and
(iv) confirms that there has been no material adverse change in the information, financial and other, previously given to the Company in order to induce the Company to sell the Shares.


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         6. Indemnification. The undersigned understands that the Shares are being sold without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering, and upon the provisions of Regulation D promulgated under the Act; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the Buyer herein; that the Company will rely on such representations in accepting the purchase price for the Shares and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the Buyer's purchase. The Buyer agrees to indemnify and hold the Company harmless against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the Buyer's part.

         7. Rescission Rights for Florida Subscribers. The Buyer acknowledges that he/it is aware that the Shares being offered hereby have not been registered under the Florida Securities and Investor Protection Act by reason of an exemption pursuant to Section 517.061(11) thereof. Unless the securities are registered, they may not be re-offered for sale or resold in the State of Florida except as a security, or in a transaction, exempt under said Act.

         8. Entire Agreement. This Agreement constitutes the complete understanding between the parties hereto with respect to the subject matter hereof, and no alteration, amendment or modification of any of the terms and provisions hereof shall be valid unless made pursuant to an instrument in writing signed by each party. This Agreement supersedes and terminates any and all prior agreements or understandings between the parties regarding the subject matter hereof. This Agreement and the rights and obligations of the respective parties may not be assigned without the prior written approval of the other party, which approval may be withheld in such other party's sole discretion and without any liability to such withholding party.

         9. Fees and Costs. The Seller and the Buyer shall each bear their own fees and costs incurred in connection with this Agreement.

         10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

         11. Governing Law. This Agreement has been made in and shall be construed and enforced solely in accordance with the laws of the State of Florida.

         12. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, certified mail, return receipt requested, or via telecopier, as follows:


            (a) If to the Company, at:   Edgetech Inernational, Inc.
                                         950 North Federal Highway,
                                         Suite 302
                                         Pompano Beach, Florida 33062

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                                         Attn: Lev Parnas, President
                                         Telecopier No. (561) 620-8885

            (b) If to the Buyer, at:     Silverman & Minahan Group, LLC
                                         233 South Federal Highway
                                         Boca Raton, Florida 33432
                                         Attention: Dan Minahan, Managing Member
                                         Telecopier No.  (561) 314-0365

         Each party may change the address for the receipt of notice hereunder by giving written notice thereof to the other party.

         13. Survival of Representations and Warranties. All representations and warranties made by the Company and the Buyer shall survive all Closings hereunder.

         14. Jurisdiction and Venue; Attorney's Fees and Costs. Any claim or controversy arising out of or relating to the interpretation, application or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction solely in Palm Beach County, Florida. The parties hereby consent to personal jurisdiction and venue in Palm Beach County, Florida. The prevailing party in any action and/or proceeding relating to or arising from this Agreement shall be entitled to recover his/its reasonable attorney's fees and costs from the other party.

         15. Construction and Severability. In the event any provision in this Agreement shall, for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though it did not contain such invalid or unenforceable provision, and the rights and obligations of the parties hereto shall continue in full force and effect and shall be construed and enforced in accordance with the remaining provisions hereof.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall not affect in any manner the meaning or interpretation of this Agreement.

         18. Rule of Construction Relating to Ambiguities. All parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel and/or other representative, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter of the document shall not be applicable.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the

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day and year first above written.

COMPANY:                                       BUYER:
-------                                        ------

EDGETECH INTERNATIONAL, INC.                   SILVERMAN & MINAHAN GROUP, LLC

By: /s/ Lev Parnas                             By: /s/ Dan Minahan
    -------------------------                      -----------------------------
       Lev Parnas, President                       Dan Minahan, Managing Member


























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                                   SCHEDULE A
                                   ----------


DATE                             NUMBER OF SHARES       AGGREGATE PURCHASE PRICE

From time to time with-
in 90 days of the date
first set forth above,
with an additional
2 week grace
period from such
90th day. $3,000,000.00               *







* To be based upon the opening bid price on each of the Closing Dates, less 25%.



The above acknowledged and agreed to:


COMPANY:                                        BUYER:
--------                                        ------

EDGETECH INTERNATIONAL, INC.                    SILVERMAN & MINAHAN GROUP, LLC

By: /s/ Lev Parnas                              By: /s/ Dan Minahan
    ----------------------------                    ----------------------------
       Lev Parnas, President                        Dan Minahan, Managing Member

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